Exhibit 10.1

FIRST AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
This First Amendment to Fourth Amended and Restated Credit Agreement (this “First Amendment”) is made and entered into as of February 28, 2019 (the “First Amendment Effective Date”), by and among NEENAH, INC., a Delaware corporation formerly known as Neenah Paper, Inc. (the “Company”), certain Domestic Subsidiaries of the Company, as borrowers (collectively, with the Company, the “Domestic Borrowers”), NEENAH SERVICES GMBH & CO. KG and certain of its Subsidiaries, as borrowers (the “German Borrowers”), the other guarantors party hereto (such guarantors, together with the Domestic Borrowers and the German Borrowers, being collectively referred herein as the “Loan Parties”), the Lenders (as defined below) party hereto and JPMorgan Chase Bank, N.A., in its capacity as Administrative Agent (the “Agent”).
RECITALS:
WHEREAS, the Loan Parties are parties to that certain Fourth Amended and Restated Credit Agreement, dated as of December 10, 2018 (as amended, restated, supplemented or modified from time to time, the “Credit Agreement”), by and among the Loan Parties, the financial institutions signatory thereto as lenders (individually, each a “Lender” and collectively, the “Lenders”), and the Agent. Capitalized terms used but not defined herein have the meaning set forth in the Credit Agreement.
WHEREAS, the Loan Parties have requested that the Credit Agreement be amended as hereinafter provided.
WHEREAS, subject to and upon the terms and conditions contained herein, the Lenders party hereto have agreed to the Loan Parties’ requests as set forth herein.
NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1.Amendments to the Credit Agreement. In reliance upon the representations, warranties, covenants and conditions contained in this First Amendment, and subject to the terms, and satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement is hereby amended as of the First Amendment Effective Date in the manner provided in this Section 1.
1.1    Amendment to Definition. The definition of “Loan Documents” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the words and punctuation, “the First Amendment,” immediately after the first reference to “this Agreement,” contained in such definition.
1.2    New Definition. Section 1.01 of the Credit Agreement is amended to add thereto in alphabetical order the following definition which shall read in full as follows:

“First Amendment” means that certain First Amendment to Fourth Amended and Restated Credit Agreement dated as of February 28, 2019, by and among the Borrowers, the other Loan Parties, the Administrative Agent and the Lenders party thereto.
1.3    Amendment to Section 6.01 of the Credit Agreement. Section 6.01 of the Credit Agreement is hereby amended by amending and restating clause (m) thereof to read in full as follows:
(m)     senior unsecured Indebtedness, and/or senior subordinated unsecured Indebtedness, evidenced by the Senior Notes and the Additional Senior Notes, provided, that (i) the sum of the outstanding principal amount of all Additional Senior Notes and the Senior Notes and all Indebtedness outstanding pursuant to Section 6.01(s) shall not exceed $500,000,000 at any time, and (ii) upon the issuance of any Additional Senior Notes (after giving effect to the incurrence of the Indebtedness evidenced by the Additional Senior Notes, and, if applicable, any Indebtedness being contemporaneously incurred pursuant to Section 6.01(s) hereof, and, to the extent applicable, any application of the proceeds thereof to the retirement of existing Indebtedness, provided, that such application occurs, or irrevocable notice of the redemption, prepayment or purchase of which is given, substantially contemporaneously with the issuance of such Additional Senior Notes, and, if applicable, Indebtedness incurred pursuant to Section 6.01(s)) either (x) the Aggregate Availability on a pro forma basis shall not be less than 20% of the lesser of (1) the Aggregate Commitments and (2) the Aggregate Borrowing Base at such time or (y) the Fixed Charge Coverage Ratio for the Company and its Subsidiaries shall be greater than 1.10 to 1.00 for the most recently completed four quarter period, assuming that for purposes of calculating the Fixed Charge Coverage Ratio for such period (calculated on a pro forma basis in a manner reasonably acceptable to the Administrative Agent) such Indebtedness was incurred on the first day of such applicable period; provided further, that, in each case of the foregoing clauses (x) and (y), the applicable Borrower Representative shall provide the Administrative Agent with the applicable pro forma calculations in form and substance reasonably satisfactory to the Administrative Agent;
1.4    Amendment to Section 6.04 of the Credit Agreement. Section 6.04 of the Credit Agreement is hereby amended by amending and restating clause (6) of the proviso thereof to read in full as follows:
(6)    the Loan Parties may purchase or otherwise acquire all or a substantial portion of the assets of one or more Persons, or any Equity Interests in any Person; provided, that, (i) such transaction or series of transactions is not otherwise prohibited hereunder (giving effect to the provisions of Section 1.07, in the case of any Limited Conditionality Acquisition), (ii) the Loan Parties comply with the applicable requirements of this Agreement, including without limitation Section 5.10, in connection with such transaction or series of transactions, (iii) the aggregate purchase price (including merger consideration, if applicable) paid by the Loan Parties in any transaction or series of transactions under this clause (6) of Section 6.04 does not exceed $250,000,000 in any period of twelve consecutive months, and (iv) after giving effect to the completion of any transaction or series of transactions under this clause (6) of Section 6.04, either (x) the Aggregate Availability on a pro forma basis (taking into account all cash consideration given in connection with such transaction or series of transactions as having been paid at the time of the initial completion of any such transaction or series of transactions) shall not be less than 20% of the lesser of (A) the Aggregate Commitments and (B) the Aggregate Borrowing Base at such time or (y) (A) the Aggregate Availability on a pro forma basis (taking into account all cash consideration given in connection with such transaction or series of transactions as having been paid at the time of the initial completion of any such transaction or series of transactions) shall not be less than $25,000,000 and (B) the Fixed Charge Coverage Ratio for the Company and its Subsidiaries (including, to the extent applicable, the retirement of any Indebtedness occurring, or irrevocable notice of the redemption, prepayment or purchase of which Indebtedness is given, substantially contemporaneously with the consummation of such transaction or transactions) shall be greater than 1.10 to 1.00 for the most recently completed four quarter period assuming that for purposes of calculating the Fixed Charge Coverage Ratio for such period (calculated on a pro forma basis in a manner acceptable to the Administrative Agent) such transaction or series of transactions occurred on the first day of such applicable period; provided, that, in each case of the foregoing clauses (x) and (y), the applicable Borrower Representative shall provide the Administrative Agent with the applicable pro forma calculations in form and substance reasonably satisfactory to the Administrative Agent.
1.5    Amendment to Section 6.11 of the Credit Agreement. Section 6.11 of the Credit Agreement is hereby amended by amending and restating clause (h) thereof to read in full as follows:
(h)     with respect to Indebtedness incurred under Section 6.01(m), Section 6.02(n) or Section 6.01(s) make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of principal of or interest on any such Indebtedness, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Indebtedness, in each case which constitutes a voluntary prepayment, unless the Payment Condition is satisfied on a pro forma basis at the time such voluntary prepayment is made (or solely with respect to the Senior Notes or Additional Senior Notes, at the time irrevocable notice of the redemption, prepayment or other distribution with respect to such Indebtedness is given to the applicable indenture trustee or the registered holders of such Indebtedness, whichever occurs first) and immediately after giving effect to such prepayment, redemption or distribution and the application of proceeds thereof.

SECTION 2.    Conditions Precedent to First Amendment. This First Amendment will be effective as of the First Amendment Effective Date, on the condition that the following conditions precedent will have been satisfied:
2.1    Counterparts. The Agent shall have received counterparts of this First Amendment duly executed by each of the Loan Parties, the Agent, and the Required Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telex, or other written confirmation from such party of execution of a counterpart hereof by such party).
2.2    Agent’s Fees and Expenses. The Borrower shall have paid or reimbursed the Agent for, to the extent invoiced, its out-of-pocket expenses in connection with this First Amendment and any other out-of-pocket expenses of the Agent required to be paid or reimbursed pursuant to the Credit Agreement, including the reasonable fees, charges and disbursements of counsel for the Agent.
2.3    Other Documents. The Agent shall have been provided with such documents, instruments and agreements, and the Loan Parties shall have taken such actions, in each case as the Agent may reasonably require in connection with this First Amendment and the transactions contemplated hereby.
SECTION 3.    Representations and Warranties. The Loan Parties hereby represent and warrant to the Lenders the following (provided that such representations and warranties of the German Loan Parties shall be limited to the facts and circumstances of the German Loan Parties and their Subsidiaries):
3.1    the representations and warranties contained in the Credit Agreement, as amended hereby, and the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct as of such earlier date, and except for any change of facts expressly permitted under the provisions of the Credit Agreement and the other Loan Documents;
3.2    no Default or Event of Default has occurred and is continuing under the Credit Agreement; and
3.3    this First Amendment has been duly executed and delivered by the Loan Parties, and the Credit Agreement, as amended hereby, constitutes a legal, valid and binding obligation of the Loan Parties, enforceable against the Loan Parties in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
SECTION 4.    No Waiver. Nothing contained in this First Amendment shall be construed as a waiver by the Lenders of any covenant or provision of the Credit Agreement, the other Loan Documents, or of any other contract or instrument between the Loan Parties and any of the Lenders, and the failure of the Lenders at any time or times hereafter to require strict performance by the Loan Parties of any provision thereof shall not waive, affect or diminish any right of the Lenders to thereafter demand strict compliance therewith. The Agent and the Lenders hereby reserve all rights granted under the Credit Agreement, the other Loan Documents, this First Amendment and any other contract or instrument between the Loan Parties and the Lenders.
SECTION 5.    Survival of Representations and Warranties. All representations and warranties made in this First Amendment, including any Loan Document furnished in connection with this First Amendment, shall survive the execution and delivery of this First Amendment and the other Loan Documents, and no investigation by the Agent or any closing shall affect the representations and warranties or the right of the Agent to rely upon them.
SECTION 6.    Expenses. As provided in Section 9.03 of the Credit Agreement and subject to the limitations expressly set forth therein, the Loan Parties hereby agree to pay on demand all legal and other fees, costs and expenses incurred by the Agent in connection with the negotiation, preparation, and execution of this First Amendment and all related documents.
SECTION 7.    Severability. Any provision of this First Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.
SECTION 8.    APPLICABLE LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 9.    Successors and Assigns. This First Amendment is binding upon and shall inure to the benefit of the Credit Parties and the Loan Parties and their respective successors and assigns, except the Loan Parties may not assign or transfer any of their rights or obligations hereunder without the prior written consent of the Agent, other than as expressly permitted under the terms of the Credit Agreement.
SECTION 10.    Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original but all of which when taken together shall constitute but one and the same instrument. Delivery of an executed signature page of this First Amendment by facsimile transmission or PDF electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 11.    Effect of Consent. No consent or waiver, express or implied, by the Agent to or for any breach of or deviation from any covenant, condition or duty by the Loan Parties shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.
SECTION 12.    Headings. The headings of this First Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 13.    Reaffirmation of Loan Documents. This First Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, and the other Loan Documents are hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.
SECTION 14.    Loan Document. This First Amendment constitutes a “Loan Document” under and as defined in the Credit Agreement.
SECTION 15.    Entire Agreement. THE CREDIT AGREEMENT, THIS FIRST AMENDMENT, THE OTHER LOAN DOCUMENTS, AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS FIRST AMENDMENT REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.
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IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date set forth above.
LOAN PARTIES:

DOMESTIC BORROWERS:
NEENAH, INC.
NEENAH PAPER MICHIGAN, INC.
NEENAH FILTRATION, LLC
NEENAH TECHNICAL MATERIALS, INC.
NEENAH PAPER FVC, LLC
NEENAH PAPER FR, LLC
NEENAH FMK HOLDINGS, LLC
ASP FIBERMARK, LLC
NEENAH NORTHEAST, LLC
NEENAH FILTRATION APPLETON, LLC

By:    /s/ Bonnie C. Lind
Name: Bonnie C. Lind
Title: Senior Vice President, Chief Financial Officer and Treasurer

NPCC HOLDING COMPANY, LLC

By: Neenah, Inc., as its sole member

By:    /s/ Bonnie C. Lind
Name: Bonnie C. Lind
Title: Senior Vice President, Chief Financial Officer and Treasurer

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NEENAH, INC.]

GERMAN BORROWERS:
NEENAH SERVICES GMBH & CO. KG
represented by its general partner
Neenah Germany GmbH

By:    /s/ Armin Schwinn
Name: Armin Schwinn
Title: Managing Director of Neenah Germany
GmbH (general partner)

NEENAH GESSNER GMBH

By:    /s/ Armin Schwinn
Name: Armin Schwinn
Title: Managing Director

NEENAH GESSNER GRUNDSTÜCKSVERWALTUNGS-GESELLSCHAFT MBH & CO. KG
represented by its general partner
Neenah Germany GmbH

By:    /s/ Armin Schwinn
Name: Armin Schwinn
Title: Managing Director of Neenah Germany
GmbH (general partner)

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NEENAH, INC.]

GERMAN GUARANTORS:
NEENAH GERMANY GMBH

By:    /s/ Armin Schwinn
Name: Armin Schwinn
Title: Managing Director

NEENAH PAPER INTERNATIONAL HOLDING COMPANY, LLC

By: Neenah, Inc., as its sole member

By:    /s/ Bonnie C. Lind
Name: Bonnie C. Lind
Title: Senior Vice President, Chief Financial Officer and Treasurer

NEENAH PAPER INTERNATIONAL, LLC

By:    /s/ Bonnie C. Lind
Name: Bonnie C. Lind
Title: Senior Vice President, Chief Financial Officer and Treasurer

NEENAH GLOBAL HOLDINGS B.V.

By:    /s/ Bonnie C. Lind
Name: Bonnie C. Lind
Title: Managing Director

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NEENAH, INC.]

NEENAH PAPER INTERNATIONAL FINANCE COMPANY B.V.

By:    /s/ Bonnie C. Lind
Name: Bonnie C. Lind
Title: Managing Director

By:    TMF Netherlands B.V., Managing Director

By: /s/ Danny Timmers
Name: Danny Timmers
Title: Proxy Holder A

By: /s/ Linde Rolfes
Name: Linde Rolfes
Title: Proxy Holder B

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NEENAH, INC.]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Issuing Bank, Swingline Lender and a Domestic Tranche Lender

By:    /s/ Antje B. Focke
Name:    Antje B. Focke
Title:    Authorized Officer

J.P. MORGAN EUROPE LIMITED,
as German Collateral Agent

By:    /s/ Kennedy A. Capin
Name:    Kennedy A. Capin
Title:    Authorized Officer

JPMORGAN CHASE BANK, N.A. (LONDON BRANCH),
as a German Tranche Lender

By:    /s/ Kennedy A. Capin
Name:    Kennedy A. Capin
Title:    Authorized Officer

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BANK OF AMERICA, N.A.,
as Syndication Agent and a Domestic Tranche Lender

By:    /s/ Dennis S. Losin
Name:    Dennis S. Losin
Title:    Senior Vice President

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BANK OF AMERICA, N.A.,
as a German Tranche Lender

By:    /s/ Dennis S. Losin
Name:    Dennis S. Losin
Title:    Senior Vice President

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COMMERZBANK AG, NEW YORK BRANCH,
as a Domestic Tranche Lender

By:    /s/ Veli-Matti Ahonen
Name:    Veli-Matti Ahonen
Title:    Vice President

By:    /s/ Pedro Bell
Name:    Veli-Matti Ahonen
Title:    Managing Director

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BMO HARRIS BANK, N.A.,
as a Domestic Tranche Lender

By:    /s/ Sarah E. Fyffe
Name:    Sarah E. Fyffe
Title:    Vice President

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BMO HARRIS BANK, N.A.,
as a German Tranche Lender

By:    /s/ Sarah E. Fyffe
Name:    Sarah E. Fyffe
Title:    Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT –
NEENAH, INC.]

GOLDMAN SACHS BANK USA,
as a Domestic Tranche Lender

By:    /s/ Jaime Minieri
Name:    Jamie Minieri
Title:    Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT –
NEENAH, INC.]

GOLDMAN SACHS BANK USA,
as a German Tranche Lender

By:    /s/ Jaime Minieri
Name:    Jamie Minieri
Title:    Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT –
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